July/August 2015

1 Cautionary Statement Regarding Forward-Looking Information Much of the information contained in this presentation is forward-looking information based upon management’s current expectations and projections that involve risks and uncertainties. Forward-looking information includes, among other things, information concerning earnings per share, rate case activity, earnings per share growth, cash flow, dividend growth and dividend payout ratios, construction costs and capital expenditures, investment opportunities, corporate initiatives, rate base, and future electric sales. Readers are cautioned not to place undue reliance on this forward-looking information. Forward-looking information is not a guarantee of future performance and actual results may differ materially from those set forth in the forward-looking information. In addition to the assumptions and other factors referred to in connection with the forward-looking information, factors that could cause WEC Energy Group’s actual results to differ materially from those contemplated in any forward- looking information or otherwise affect our future results of operations and financial condition include, among others, the following: general economic conditions, including business and competitive conditions in the company’s service territories; timing, resolution and impact of future rate cases and other regulatory decisions; the company’s ability to successfully integrate the operations of the Integrys companies with its own operations; availability of the company’s generating facilities and/or distribution systems; unanticipated changes in fuel and purchased power costs; key personnel changes; varying weather conditions; continued industry consolidation; cyber-security threats; the value of goodwill and its possible impairment; the ability to obtain market-based rate authority; construction risks; equity and bond market fluctuations; the impact of any legislative and regulatory changes; current and future litigation and regulatory investigations; changes in accounting standards; and other factors described under the heading “Factors Affecting Results, Liquidity and Capital Resources” in Management’s Discussion and Analysis of Financial Condition and Results of Operations and under the heading “Risk Factors,” as well as those factors described in the forward- looking statement cautionary language, contained in both WEC Energy Group’s and Integrys Holding’s Form 10-Ks for the year ended December 31, 2014 and in subsequent reports filed with the Securities and Exchange Commission by each company. WEC Energy Group expressly disclaims any obligation to publicly update or revise any forward-looking information.

2 An “Earn and Return” Company with a Low Risk Profile A Unique Value Proposition  Targeted earnings per share growth of 6-8% for 2016  Beyond 2016, earnings per share expected to grow at 5-7% annually with more than 99% from regulated operations  Enhanced total return outlook  Raised dividend over 8% at merger close, and 17.3% overall for 2015  Dividend rate has increased 52.5% since 2012  Positive free cash flow  Proven management team  Balanced regulatory climate with energy and jurisdictional diversity

3 A Transformational Step  Wisconsin Energy has acquired Integrys in a transaction valued at $9 billion

4 An “Earn and Return” Company with a Low Risk Profile Strategic Rationale for Transaction  Acquisition creates the leading electric and natural gas utility in the Midwest  Meets or exceeds WEC’s acquisition criteria  Earnings per share projected to be accretive from first full calendar year of combined operations  Largely credit neutral  Long-term growth prospects of combined entity equal to or greater than stand-alone company

5 An “Earn and Return” Company with a Low Risk Profile WEC Energy Group  $14.9 billion market cap (1)  1.6 million electric customers  2.8 million gas customers  60% ownership of ATC  70,000 miles electric distribution  44,000 miles gas distribution  $16.4 billion of rate base (2) We Energies Michigan Gas Utilities Corporation Minnesota Energy Resources Corporation North Shore Gas Company The Peoples Gas Light and Coke Company Wisconsin Public Service Corporation Company Statistics Service Territory (1) As of 7/13/2015 (2) As of end of year 2014

6 An “Earn and Return” Company with a Low Risk Profile Building An Enduring Enterprise Chicago, IL Milwaukee, WI Green Bay, WI Focused on the fundamentals  World-class reliability  Operating efficiency  Financial discipline  Exceptional customer care Green Bay photo courtesy of Greater Green Bay Convention and Visitors Bureau.

7 An “Earn and Return” Company with a Low Risk Profile Well Positioned for the Future  Diversified across 5 (including FERC) regulatory jurisdictions  Strong financial condition  $14.9 billion market cap enhances liquidity  Top-tier record of producing shareholder value  Positive free cash flow  Strong, experienced management Broadened transmission and gas business Low near-term rate case risk No required equity issuances Attractive EPS growth potential Continued strong dividend growth potential

8 A Track Record of Performance Leading Reliability and Customer Satisfaction We Energies  Most reliable utility in Midwest for 4th consecutive year and 7 of past 10 years  Top quartile in the Midwest for customer service, power quality and reliability(1) and top quartile nationally for customer service and field service(2) Wisconsin Public Service  #2 in the Midwest for overall customer satisfaction(3) (1) Source: 2015 J.D. Power and Associates Electric Residential Customer Satisfaction Study/Large Utilities (2) Source: 2015 J.D. Power and Associates Gas Business Study (3) Source: 2015 J.D. Power and Associates Electric Business Customer Satisfaction Study/Midsize Utilities

9 A Track Record of Performance Industry Leading Total Shareholder Returns 0% 50% 100% 150% 200% 250% 300% 350% One Year Three Year Five Year Ten Year WEC S&P Utilities Index S&P Electric Index Philadelphia Utility Index Dow Jones Utilities Average Annualized returns for periods ending 12/31/2014 Source: Bloomberg data, assumes all dividends were reinvested and returns were compounded daily WEC is the only company that has grown earnings per share and dividends per share every year for the past 12 years

10 A Track Record of Performance Industry Leading Dividend Growth  Dividend raised over 8% in June  Dividend growth of 52.5% since 2012, including a 17.3% increase in 2015  Future dividend growth in line with earnings growth  Targeting dividend payout of 65-70% of earnings *Annualized based on dividend level declared in Jan. 2015 of $.4225 **Annualized based on new quarterly dividend of $0.4575 Annualized Dividends Per Share

11 A Track Record of Performance Strong Financial Condition 0 20 40 60 80 100 120 AA - A A- BBB+ BBB BBB- Below Investment Grade Number of Issuers *Source: 2015 Standard & Poor’s Financial Services LLC. Utilities Electric and Gas Utilities Credit Ratings Distribution* Utility Rating Wisconsin Electric A- Wisconsin Gas A Wisconsin Public Service A- Peoples Gas A- North Shore Gas A-

12 Positioned for the Future A Diversified Regulated Portfolio Wisconsin Energy(1) WEC Energy Group(1) Electric Utility 77% Gas Utility 17% ATC 6% Electric Utility 66% Gas Utility 23% ATC 11% Regulated Business Mix (1) Based on 2014 regulated earnings

13 Positioned for the Future Delivering the Future  Anticipated annual capital investment of $1.3 – $1.4 billion  Committed to investing in infrastructure that will:  Renew and modernize our delivery networks  Meet new environmental standards  Reduce operating costs for customers

14 Positioned for the Future State-of-the-Art Generation Fleet Natural gas – 3,753 megawatts  Port Washington Generating Station among the lowest cost combined-cycle plants in country Coal – 5,044 megawatts  Oak Creek heat rate is top 5% in country  80% of generation equipped with latest emission control technology Renewables – 483 megawatts  Wisconsin’s two largest wind farms Hydro – 169 megawatts *Owned nameplate capacity

15 Positioned for the Future Supporting a Clean Energy Future Over the past decade, WEC Energy Group has implemented a multi-emission strategy to achieve greater environmental benefit for lower cost  Retired older, less-efficient coal-fired generation  Added two combined cycle natural gas units  Added state-of-the-art, coal-fired generation with performance that ranks among the most thermally efficient coal-fired units in the nation  Invested more than $1 billion in renewable energy – including the state’s two largest wind energy sites  Invested more than $1.5 billion in air quality systems

16 Positioned for the Future We Energies Major Construction Projects Western Wisconsin gas distribution expansion  Less than projected $175 million  Projected in-service date: fourth quarter 2015 Projects at our new Oak Creek units  $21 million expected investment for plant modifications  $58 million expected investment for storage, fuel handling  Significant reduction in fuel cost for our customers Valley Power Plant: converting from coal to gas  $65-$75 million expected investment  Projected completion in late 2015 Twin Falls: building a modern powerhouse  $60-$65 million expected investment  Projected completion in 2016

17 Positioned for the Future WPS Major Construction Projects Weston 3 plant environmental upgrade (ReACT™)  $345 million expected investment  Projected completion: early 2016 System Modernization and Reliability Project (SMRP)  $220 million of total investment expected from 2014-2018  Converting over 1,000 miles of overhead distribution power lines to underground in northern Wisconsin  Adding distribution automation equipment on 400 miles of lines  Projected completion: 2018

18 Positioned for the Future Peoples Gas Major Construction Projects Accelerated Main Replacement Project (AMRP)  20-year program to modernize natural gas infrastructure in City of Chicago  Investment recovery under Qualified Infrastructure Plant Rider (QIP) ~ projected $250 million average annual investment over next five years  Immediate earnings as infrastructure investments are made (return on and of capital costs)  Monthly filings (one-month delay on cash flow)  In effect from 2014 – 2023

19 $11.9 $2.7 $1.7 By Business - $16.4 billion* Utilities PTF Transmission 70% 14% 13% 4% By State / Federal Jurisdiction* WI FERC IL MI/MN Positioned for the Future Rate Base Investment Note: Power the Future value is book value of investment Electric transmission represents 60% of ATC’s rate base *Actual 2014 Rate Base **Currently under FERC review  Retail Electric and Gas Utilities  Wisconsin, Illinois, Michigan, Minnesota, and FERC jurisdictions  Power the Future  12.7% ROE fixed through 25/30 year lease agreements  Wholesale Electric Transmission  12.2% ROE** (with true-up)  60% ownership of ATC

20 Positioned for the Future American Transmission Company – Traditional Footprint $386 $491 $486 $231 $295 $292 2015 2016 2017 ATC WEC portion (60%) Key Assumptions  ATC rate base at year end 2015: $3.1 billion  ATC projected capital program 2014 – 2023: $3.3-$3.9 billion  Implies average $166 million effective annual (FERC) rate base growth for WEC from 2015 to 2017  12.2% ROE* (with true-ups); 50% equity Projected Capital Expenditures (Millions of Dollars) *Currently under FERC review

21 Positioned for the Future American Transmission Company – Outside the Traditional Footprint  Joint venture between Duke Energy and ATC (DATC)  Ownership split 50/50 between Duke and ATC  WEC interest - 30%  Investment opportunities:  Potential expansion of California’s Path 15 transmission line  Zephyr Power Transmission Project  Other transmission projects throughout the U.S.

22 Balanced Regulatory Environment Key Merger Provisions • Earnings cap at Wisconsin Electric and Wisconsin Gas • Joint Resource Plan for capacity needs of Wisconsin Electric and Wisconsin Public Service Wisconsin • 2-year requirement for minimum level of jobs • 2-year base rate freeze • 3-year capital commitment • Follow the recommendations of the 3rd party audit of the gas pipeline replacement program Illinois • If requested, either invest in and/or purchase power from a new power plant (which would enable retirement of the Presque Isle Plant) • Expect to pursue the formation of a Michigan-only utility for our customers in Michigan’s Upper Peninsula Michigan • No workforce reductions beyond normal attrition for two years Minnesota No major conditions imposed at FERC.

23 Balanced Regulatory Environment Rate Case Update  Wisconsin  Filed a Wisconsin Public Service case in April for rates effective January 2016  Michigan  Filed a Michigan Gas Utilities case in June for interim rates effective January 2016*  Minnesota  Plan to file a Minnesota Energy Resources case in September for interim rates effective January 2016* *Subject to refund

24 Poised for Growth Key Takeaways of WEC Energy Group  Leading electric and natural gas utility in the Midwest and a top ten natural gas distribution company  Long-term earnings per share growth of 5-7% and enhanced shareholder returns  Majority ownership in ATC brings opportunity for additional transmission investment  Positioned to deliver among the best risk-adjusted returns in the industry

Appendix

26 Regulatory Environment  Wisconsin Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms  Michigan Commission  3 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Wisconsin Commissioners Name Party Began Serving Term Ends Ellen Nowak Chair R 07/2011 03/2019 Mike Huebsch R 03/2015 03/2021 Phil Montgomery R 03/2011 03/2017 Michigan Commissioners Name Party Began Serving Term Ends John D. Quackenbush Chair R 10/2011 07/2017 Greg R. White I 12/2009 07/2015 Norm Saari* R 08/2015 07/2021 Sally Talberg I 07/2013 07/2019 *Appointed July 22, 2015. Pending approval by the state Senate, Mr. Saari will replace Mr. White.

27 Regulatory Environment  Illinois Commission  5 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  5-year staggered terms  Minnesota Commission  5 Commissioners  Gubernatorial appointment, Senate confirmation  Chairman: Gubernatorial appointment  6-year staggered terms Illinois Commissioners Name Party Began Serving Term Ends Brien Sheahan Chair R 01/2015 01/2019 Miguel del Valle D 02/2013 01/2018 Sherina Maye I 03/2013 01/2018 Ann McCabe R 03/2012 01/2017 John Rosales 03/2015 01/2019 Minnesota Commissioners Name Party Began Serving Term Ends Beverly Jones Heydinger Chair D 07/2012 01/2017 John Tuma R 02/2015 01/2021 Nancy Lange D 02/2013 01/2019 Dan Lipschultz R 01/2014 01/2020 Betsy Wergin R 08/2008 01/2016

28 Key Rate Making Components Area PGL NSG MERC MGU Wisconsin – Electric Wisconsin – Gas Michigan Gas Pipeline Replacement Rider X Bad Debt Rider X X Bad Debt Escrow Accounting WE WG Decoupling X X X Partial Fuel Cost Recovery 1 for 1 PGA recovery of prudent fuel costs +/- 2% band 1 for 1 recovery of prudent fuel costs Manufactured Gas Plant Site Clean Up Recovery X X X X N/A X N/A

29 Composition of Rate Base 35.1% 6.2% 17.0% 16.5% 11.1% 1.3% 1.3% 1.0% 10.6% Wisconsin Electric Wisconsin Gas We Power WPS Peoples Gas North Shore Gas Minnesota Energy Resources Michigan Gas Utilities ATC Actual 2014 Rate Base Total Rate Base of $16.4 Billion

30 Rate-Making Parameters By Company Utility Equity Layer Allowed ROE Wisconsin Electric 51%* 10.2% WPS 51%* 10.2% Wisconsin Gas 49.5%* 10.3% Peoples Gas 50.33% 9.05% North Shore Gas 50.48% 9.05% Minnesota Energy Resources 50.31% 9.35% Michigan Gas Utilities 48.62% 10.25% *Represents mid-point

31 Precedent Transactions Announce Date Closing Date Target Acquiror 1-Day Premium FY1 P/E FY2 P/E Transaction Value ($mm) Equity Value ($mm) Price/Book Enterprise Value/ Rate Base 02/25/2015 Pending UIL Iberdrola 25%(1) 21.7x 20.4x $4,674 $2,983 2.2x 1.95x 12/03/2014 Pending HE NEE 19% 21.3x 18.1x $4,300(4) $2,615(4) 1.7x(4) 1.53x(4) 10/20/2014 Pending CNL Multiple n/a(2) 20.5x 18.7x $4,700 $3,343 2.1x 1.68x 06/23/2014 06/29/2015 TEG WEC 17% 20.0x 18.5x $9,020 $5,758 1.7x 1.55x 04/30/2014 Pending POM EXC 25%(3) 22.5x 20.8x $12,193 $6,872 1.6x 1.58x 12/11/2013 08/15/2014 UNS FTS.CN 30% 18.0x 17.9x $4,282 $2,515 2.2x 1.55x 05/29/2013 12/19/2013 NVE Berkshire 20% 18.3x 17.6x $10,465 $5,592 1.6x 1.45x Average 23% 20.3x 18.9x 1.9x 1.61x Median 22% 20.5x 18.5x 1.7x 1.55x Source: Barclays 1. Based on press releases. 2. Company disclosed engagement in strategic transaction discussions prior to announcement of transactions. 3. Based on unaffected date. 4. Assumes $8/share of equity value for the American Savings Bank. Book equity value based on Hawaiian Electric Company, Inc. (regulated subsidiary) balance sheet.